SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                        FORM 8-K

                      CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15 (d) OF THE
             SECURITIES EXCHANGE ACT OF 1934


             Date of report: September 16, 2002
            (Date of earliest event reported)


               Urstadt Biddle Properties Inc.

      (Exact name registrant as specified in charter)


       Maryland                      1-12803                      04-248042

(State or Other Jurisdiction      (Commission                  (IRS Employer
        of Incorporation)         File Number)             Identification No.)


321 Railroad Avenue      Greenwich, Connecticut                06830

(Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code(203) 863-8200

Item 9.  Regulation FD Disclosure.

         On September 13, 2002, Charles J. Urstadt, Chief Executive Officer, and James R. Moore, Executive Vice President and Chief Financial Officer, of the Company submitted a written statement to the Securities and Exchange Commission pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002.

         A copy of the statement by Mr. Urstadt and Mr. Moore is attached as
Exhibit 99.1.

         On September 13, 2002, Charles J. Urstadt, Chief Executive Officer, and James R. Moore, Executive Vice President and Chief Financial Officer, of the Company submitted written certifications to the Securities and Exchange Commission pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002.

         Copies of the certifications by Mr. Urstadt and Mr. Moore are attached as Exhibits 99.2 and 99.3 respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed herewith:

Exhibit Number          Description
         99.1           Written statement of principal executive officer and
                        principal financial officer in response to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's quarterly report on Form 10-Q for the quarter ended July 31, 2002.
         99.2           Written certification of principal executive officer
                        pursuant to Rule 13a-14(b) under the Securities Exchange
                        Act of 1934, as amended, with respect to the Company's
                        Quarterly Report on Form 10-Q for the quarter ended July
                        31, 2002.
         99.3           Written certification of principal financial officer
                        pursuant to Rule 13a-14(b) under the Securities Exchange
                        Act of 1934, as amended, with respect to the Company's
                        Quarterly Report on Form 10-Q for the quarter ended July
                        31, 2002.

                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                         Urstadt Biddle Properties Inc.



September 16, 2002              By:     /s/ James R. Moore
                                       ------------------------------------
                                       Name:    James R. Moore
                                       Title:   Executive Vice President
                                                Chief Financial Officer

                                    EXHIBIT INDEX


Exhibit Number          Description
         99.1           Written statement of principal executive officer and
                        principal financial officer in response to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's quarterly report on Form 10-Q for the quarter ended July 31, 2002.
         99.2           Written certification of principal executive officer
                        pursuant to Rule 13a-14(b) under the Securities Exchange
                        Act of 1934, as amended, with respect to the Company's
                        Quarterly Report on Form 10-Q for the quarter ended July
                        31, 2002.
         99.3           Written certification of principal financial officer
                        pursuant to Rule 13a-14(b) under the Securities Exchange
                        Act of 1934, as amended, with respect to the Company's
                        Quarterly Report on Form 10-Q for the quarter ended July
                        31, 2002.

EXHIBIT 99.1


                                  Certification


            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                with Respect to the Quarterly Report on Form 10-Q
                    for the Quarter Year ended July 31, 2002
                        of Urstadt Biddle Properties Inc.



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Urstadt Biddle Properties Inc., a Maryland corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Charles J. Urstadt
Dated:            September 13, 2002           ____________________________
                  ------------------
                                               Charles J. Urstadt
                                               Chief Executive Officer


                                               /s/ James R. Moore
Dated:            September 13, 2002           ____________________________
                  ------------------
                                               James R. Moore
                                               Chief Financial Officer


         The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Exchange Act by the Company or the certifying officers.

   EXHIBIT 99.2




                             CERTIFICATION





         I, Charles J. Urstadt, certify that:

1. I have reviewed this quarterly report on Form 10-Q for the quarter ended July 31, 2002 of Urstadt Biddle Properties Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.



Date: September 13, 2002

                                               /s/ Charles J. Urstadt
                                               -------------------------
                                               Charles J. Urstadt
                                               Chairman &
                                               Chief Executive Officer

EXHIBIT 99.3


                           CERTIFICATION




         I, James R. Moore, certify that:

1. I have reviewed this quarterly report on Form 10-Q for the quarter ended July 31, 2002 of Urstadt Biddle Properties Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.



Date: September 13, 2002                           /s/ James R. Moore
                                                  ------------------------
                                                  James R. Moore
                                                  Executive Vice President &
                                                  Chief Financial Officer